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Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
OFFICE OF THE US TRUSTEE – REGION 3

In re: eToys, Inc.

Case No. 01-00706 (MFW)
Reporting Period: 02/01/02-02/28/02

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

        Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

        I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD Signature of Authorized Individual	3/19/02 Date

BARRY GOLD Printed Name of Authorized Individual	CEO Title of Authorized Individual

*    Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: eToys, Inc.

Case No. 01-00706 (MFW)

Attachment to Monthly Operating Report (MOR cover page):

    Copies of IRS Form 6123 or Payment Receipt
    All payroll taxes are impounded by the independent payroll service therefore payment receipt is not available.

In re: eToys, Inc.

Case No. 01-00706 MFW
Reporting Period 02/01/02-02/28/02

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

        Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" columns must equal the sum of the bank account columns. The amount reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for cash account.

	Pre-petition 5300152165	DIP General 2180039271	Payroll 5300155253	UBOC CD 2869003059	UBOC MM 2860113492	UBOC MM 2860113506	UBOC CD 2189005826	UBOC MM 2860113522	UBOC CD 2189000603	UBOC CD 2869003034	WFB Cert. Of Dep.	UBOC CD 2189003821
CASH BEGINNING OF MONTH	-	89,773.27	9,170.97	-	20,436,810.59	20,750,356.21	0.00	40,083.86	0.00	0.00	0.00	0.00
CASH SALES
ACCOUNTS RECEIVABLE (NOTE 2)
LOANS AND ADVANCES
SALE OF ASSETS		10,000.00
DUE FROM LLC
OTHER (attach list)		6,756.69
TRANSFER FROM DISTRIBUTION LLC
TRANSFER FROM CD
TRANSFERS FROM MONEY MARKET		102,000.00
TRANSFERS FROM DIP GENERAL			37,500.00
INTEREST		1,043.49			24,218.84	24,673.01		15.37
TOTAL RECEIPTS	-	119,800.18	37,500.00	-	24,218.84	24,673.01	0.00	15.37	0.00	0.00	0.00	0.00

DISBURSEMENTS
NET PAYROLL			(25,061.57)
PAYROLL TAXES			(18,584.86)
SALES,USE,& OTHER TAXES
INVENTORY PURCHASES
SECURED/RENT/LEASES		(60,949.39)
INSURANCE		(4,696.25)
ADMINISTRATIVE		(14,613.76)	(969.67)
SELLING
OTHER (attach list)
PRE-PETITION EXPENSES (NOTE 1)
OWNER DRAW
TRANSFERS
Transfer to LLC DIP		(23,000.00)
Transfer to PR		(37,500.00)
Transfer to CD
Transfer to DIP General					(102,000.00)
Transfer to Money Market
PROFESSIONAL FEES		(49,163.75)
U.S. TRUSTEE QUARTERLY FEES		(8,000.00)
COURT COSTS
TOTAL DISBURSEMENTS	0.00	(197,923.15)	(44,616.10)	0.00	(102,000.00)	0.00	0.00	0.00	0.00	0.00	0.00	0.00
NET CASH FLOW	0.00	(78,122.97)	(7,116.10)	0.00	(77,781.16)	24,673.01	0.00	15.37	0.00	0.00	0.00	0.00
CASH END OF MONTH	0.00	11,650.30	2,054.87	0.00	20,359,029.43	20,775,029.22	0.00	40,099.23	0.00	0.00	0.00	0.00

NOTE 1 - PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

NOTE 2 - ACCOUNTS RECEIVABLE COLLECTIONS ON BEHALF OF ETOYS DISTRIBUTION LLC (CASE NO. 01-00707).

        THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

In re: eToys, Inc.	Case No. 01-00706 MFW Reporting Period 02/01/02-02/28/02

MOR-1 con't
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	UBOC CD 2869002614	UBOC CD 2869002770	UBOC CD 2869002754	UBOC CD 2869003042	UBOC CD 5309026234	UBOC CD 5309028479	UBOC Stock 5300161903	WFB 060-8526315	Total
CASH BEGINNING OF MONTH	0.00	0.00	0.00	0.00	187,500.00	0.00	0.00	0.00	41,513,694.90
CASH SALES									0.00
ACCOUNTS RECEIVABLE (NOTE 2)									0.00
LOANS AND ADVANCES									0.00
SALE OF ASSETS									10,000.00
DUE FROM LLC									0.00
OTHER (attach list)									6,756.69
TRANSFERS - SWEEP ACCOUNT									0.00
TRANSFER FROM CD									0.00
TRANSFERS FROM MONEY MARKET									102,000.00
TRANSFERS FROM DIP GENERAL									37,500.00
INTEREST									49,950.71
TOTAL RECEIPTS	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	206,207.40
DISBURSEMENTS
NET PAYROLL									(25,061.57)
PAYROLL TAXES									(18,584.86)
SALES,USE,& OTHER TAXES									0.00
INVENTORY PURCHASES									0.00
SECURED/RENT/LEASES									(60,949.39)
INSURANCE									(4,696.25)
ADMINISTRATIVE									(15,583.43)
SELLING									0.00
OTHER (attach list)									0.00
PRE-PETITION EXPENSES (NOTE 1)									0.00
OWNER DRAW									0.00
TRANSFERS									0.00
Transfer to LLC DIP									(23,000.00)
Transfer to PR									(37,500.00)
Transfer to CD									0.00
Transfer to DIP General									(102,000.00)
Transfer to Money Market									0.00
PROFESSIONAL FEES									(49,163.75)
U.S. TRUSTEE QUARTERLY FEES									(8,000.00)
COURT COSTS									0.00
TOTAL DISBURSEMENTS	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(344,539.25)
NET CASH FLOW	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(138,331.85)
CASH END OF MONTH	0.00	0.00	0.00	0.00	187,500.00	0.00	0.00	0.00	41,375,363.05

NOTE 1 - PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

NOTE 2 - ACCOUNTS RECEIVABLE COLLECTIONS ON BEHALF OF ETOYS DISTRIBUTION LLC (CASE NO. 01-00707).

        THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		$344,539.25
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		$(162,500.00)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$182,039.25

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 02/01/02-02/28/02

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Union Bank		Union Bank		Union Bank		Union Bank		Union Bank
B.	Account No.:	2180039271		5300155253		5300161903		2860113506		2869002945
C.	Purpose (Type):	DIP General		Payroll		Stock		Money Market		Time Deposit
1.	Balance per Bank Statement		$79,107.16		$35,369.49		$-		$20,775,029.22		$-
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks		(67,456.86)		(33,314.62)
4.	Other				-
5.	Month End Balance per Books		$11,650.30		$2,054.87		$-		$20,775,029.22		$-
6.	Number of Last Check Written		20546		605628

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
			none		none		none		none		not applicable

CHECKS OUTSTANDING		Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
					SEE ATTACHED LIST		none		none		not applicable
		1517	131.04
		20454	230.00
		20495	120.00
		20515	585.00
		20517	57,767.89
		20528	1,899.84
		20532	411.88
		20536	3,181.50
		20538	81.40
		20539	1,114.20
		20540	470.00
		20541	480.00
		20542	320.00
		20543	20.47
		20544	480.00
		20545	84.90
		20546	56.27
		300005	14.99
		300011	7.48
Total Checks Outstanding			$67,456.86

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 02/01/02-02/28/02

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Union Bank		Union Bank		Union Bank		Union Bank		Union Bank
B.	Account No.:	2869003042		2860113492		5309026234		2869003034		2860113522
C.	Purpose (Type):	Time Deposit		Money Market		Time Deposit		Time Deposit		Time Deposit
1.	Balance per Bank Statement		$-		$20,359,029.43		$187,500.00		$-		$40,099.23
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks
4.	Other Reconciling Items
5.	Month End Balance per Books		$-		$20,359,029.43		$187,500.00		$-		$40,099.23
6.	Number of Last Check Written

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		not applicable		not applicable		not applicable		not applicable		not applicable

CHECKS OUTSTANDING		Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
		not applicable		not applicable		not applicable		not applicable		not applicable

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 02/01/02-02/28/02

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Wells Fargo		Wells Fargo		Union Bank		Union Bank		Union Bank
B.	Account No.:		****		060-8526315		2869002614		5309028479		2869002754
C.	Purpose (Type):		Cert of Deposit		Credit Card		Time Deposit		Time Deposit		Time Deposit
1.	Balance per Bank Statement		$-		$-		$-		$-		$-
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks
4.	Other Reconciling Items
5.	Month End Balance per Books		$-		$-		$-		$-		$-
6.	Number of Last Check Written
**** copy of renewal notice was not available during the preparation of this report

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
			not applicable		not applicable		not applicable		not applicable		not applicable

CHECKS OUTSTANDING		Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
			not applicable		not applicable		not applicable		not applicable		not applicable

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 02/01/02-02/28/02

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Union Bank								Total
B.	Account No.:	2869002770
C.	Purpose (Type):	Time Deposit
1.	Balance per Bank Statement		$-							$41,476,134.53
2.	(+) Deposit in Transit									0.00
3.	(-) Outstanding Checks									(100,771.48)
4.	Other Reconciling Items									0.00
5.	Month End Balance per Books		$-		$-		$-		$-	$41,375,363.05
6.	Number of Last Check Written

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount
		not applicable		not applicable		not applicable		not applicable
CHECKS OUTSTANDING		Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
		not applicable		not applicable		not applicable		not applicable

In re: eToys, Inc.	Case No. 01-00706 (MFW)

UNION BANK PAYROLL ACCOUNT
OUTSTANDING CHECKS
February 28, 2002

CHECKNUM	CHECK DATE	NET AMOUNT
00010024	03/01/01	2,145.48
00020077	03/01/01	123.34
00031164	03/01/01	948.84
00031165	03/01/01	4,065.28
00031232	03/01/01	90.34
00040393	03/01/01	4,281.94
00040394	03/01/01	299.40
00305692	03/06/01	37.50
00305700	03/06/01	2,764.29
00305770	03/06/01	1,036.41
00305827	03/06/01	80.47
00305837	03/06/01	171.40
00305839	03/06/01	171.49
00305844	03/06/01	91.45
00305845	03/06/01	86.17
00305847	03/06/01	37.49
00305848	03/06/01	133.66
00305854	03/06/01	293.66
00305876	03/06/01	180.08
00305883	03/06/01	125.27
00305914	03/06/01	191.95
00305919	03/06/01	248.56
00305923	03/06/01	119.62
00305937	03/06/01	117.48
00305943	03/06/01	148.29
00305945	03/06/01	294.50
00305968	03/06/01	316.55
00305972	03/06/01	281.38
00305976	03/06/01	140.70
00305977	03/06/01	290.34
00305999	03/06/01	281.38
00306003	03/06/01	183.15
00306004	03/06/01	316.56
00306005	03/06/01	309.53
00603580	03/06/01	65.07
00603850	03/06/01	442.62
00603862	03/06/01	484.70
00603931	03/06/01	330.82
00603935	03/06/01	363.49
00603945	03/06/01	218.40
00603949	03/06/01	126.61
00603950	03/06/01	123.11
00603988	03/06/01	133.64
00603990	03/06/01	191.40

In re: eToys, Inc.	Case No. 01-00706 (MFW)

UNION BANK PAYROLL ACCOUNT
OUTSTANDING CHECKS
February 28, 2002

CHECKNUM	CHECK DATE	NET AMOUNT
00020086	03/09/01	218.07
00604003	03/16/01	59.10
00604048	03/16/01	87.94
00031401	03/23/01	423.15
00604154	03/23/01	365.22
00031415	03/28/01	3.28
00604319	03/30/01	271.09
00604354	03/30/01	456.52
00604454	04/06/01	295.27
00306068	04/13/01	803.58
00306084	04/13/01	2,513.04
00604630	04/13/01	950.67
00604650	04/13/01	629.01
00604654	04/13/01	1,402.64
00306125	04/20/01	28.11
00306149	04/20/01	33.59
00306157	04/20/01	48.90
00306161	04/20/01	228.66
00306162	04/20/01	19.22
00306189	04/20/01	84.74
00040593	05/04/01	1,205.91
00031426	05/18/01	303.10

		33,314.62

In re: eToys, Inc.	Cash Disbursements January 2002	Case No. 01-00706 (MFW)
Date	Num	Name	Amount
02/04/2002	20510	BLUE CROSS OF CALIFORNIA	1,199.53
02/04/2002	20511	PMI	155.20
02/04/2002	20512	VISION SERVICE PLAN	2.43
02/04/2002	20513	COHEN, STEFFANIE J	773.88
02/04/2002	20514	RUSSELL, JULIE E.	—
02/04/2002	20515	RUSSELL, JULIE E.	585.00
02/07/2002	20516	FEDERAL EXPRESS	91.84
02/07/2002	20517	GENERAL ELECTRIC CAPTIAL CORPORATION	57,767.89
02/07/2002	20518	GOLD, BARRY	3,605.65
02/07/2002	20519	RECALL-INFORMATION MNT	138.28
02/07/2002	20520	RECALL SECURE DESTRUCTION SERVICES, INC.	100.00
02/07/2002	20521	RIGHT CLICK LLC	25.00
02/07/2002	20522	TRAUB, BONACQUIST & FOX, LLP	49,163.75
02/07/2002	20523	VERIZON CALIFORNIA	111.04
02/07/2002	20524	STATE COMPENSATION INSURANCE FUND	1,797.65
02/08/2002	20525	U.S. TRUSTEE	7,500.00
02/08/2002	20526	U.S. TRUSTEE	250.00
02/08/2002	20527	U.S. TRUSTEE	250.00
02/11/2002	20528	ARTER-RODRIGUEZ, DENISE	1,899.84
02/11/2002	20529	FEDERAL EXPRESS	76.56
02/11/2002	20530	GOLD, BARRY	173.49
02/11/2002	20531	MERRILL COMMUNICATIONS LLC	2,071.28
02/11/2002	20532	PANJABI, SATISH	411.88
02/11/2002	20533	PMI	182.58
02/11/2002	20534	YOUNG, BYNNE	1,374.90
02/11/2002	20535	COHEN, STEFFANIE J	27.20
02/20/2002	20536	INVESTMENT TECHNOLOGY GROUP	3,181.50
02/20/2002	20537	RECALL-INFORMATION MNT	85.00
02/22/2002	1517	Martin Kappeyne	131.04
02/25/2002	20538	FEDERAL EXPRESS	81.40
02/25/2002	20539	YOUNG, BYNNE	1,114.20
02/25/2002	A Feb-2	Union Bank of California	1,183.52
02/28/2002	20540	ACE PARKING MGMT, INC.	470.00
02/28/2002	20541	BASSMAN, JESSICA	480.00
02/28/2002	20542	DINAN, MATTHEW	320.00
02/28/2002	20543	FEDERAL EXPRESS	20.47
02/28/2002	20544	HURLEY, SHANNON	480.00
02/28/2002	20545	COHEN, STEFFANIE J.	84.90
02/28/2002	20546	OFFICE DEPOT	56.27

		Subtotal	137,423.15

		ADD: Payroll Disbursements (see attached)	44,616.10

		Total Disbursements	182,039.25

In re: eToys, Inc.	CASH DISBURSEMENTS PAYROLL ACCOUNT February 2002	Case No. 01-00706 (MFW)
CHECKNUM	CHECK DATE	NET AMOUNT	NET CHECKS	PAYROLL TAXES	FEES
306467	02/01/2002	781.32	781.32
306468	02/01/2002	1,156.69	1,156.69
Taxes	02/01/2002	1,421.94		1,421.94
Fees	02/04/2002	139.91			139.91
306469	02/08/2002	852.09	852.09
306470	02/08/2002	1,156.71	1,156.71
Taxes	02/08/2002	1,782.63		1,782.63
Fees	02/08/2002	121.66			121.66
306471	02/15/2002	852.10	852.10
306472	02/15/2002	1,156.70	1,156.70
Taxes	02/15/2002	1,438.58		1,438.58
Fees	02/15/2002	152.02			152.02
Taxes	02/22/2002	1,438.59		1,438.59
306473	02/22/2002	852.09	852.09
306474	02/22/2002	1,156.70	1,156.70
Fees	02/22/2002	121.72			121.72

TOTAL DISBURSEMENTS-eToys, Inc.		14,581.45

605621	02/01/2002	779.94	779.94
605622	02/01/2002	3,529.51	3,529.51
Taxes	02/01/2002	3,166.16		3,166.16
Fees	02/04/2002	111.89			111.89
605623	02/08/2002	779.95	779.95
605624	02/08/2002	3,529.49	3,529.49
Fees	02/08/2002	97.35			97.35
Taxes	02/08/2002	3,166.18		3,166.18
605625	02/15/2002	779.94	779.94
605626	02/15/2002	3,529.51	3,529.51
Taxes	02/15/2002	3,159.81		3,159.81
Fees	02/15/2002	127.71			127.71
Fees	02/22/2002	97.41			97.41
605627	02/22/2002	639.32	639.32
605628	02/22/2002	3,529.51	3,529.51
Taxes	02/22/2002	3,010.97		3,010.97

TOTAL DISBURSEMENTS-LLC		30,034.65

TOTAL DISBURSEMENTS		44,616.10	25,061.57	18,584.86	969.67

In re: eToys, Inc.	Case No. 00706 (MFW)

STATEMENT OF OPERATIONS (MOR-2)
March 7 through February 28, 2002 and One Month Ended February 28, 2002
UNAUDITED

	Mar 7, '01 - Feb 28, '02	Feb '02
Ordinary Income/Expense
Income
Liquidation Proceeds
Cancellation of Debt	330,679.40	0.00
Loss on Disposal of Assets	-27,927,357.20	0.00
Refunds Received	15,918.15	0.00
Liquidation Proceeds - Other	844,803.49	10,000.00

Total Liquidation Proceeds	-26,735,956.16	10,000.00

Total Income	-26,735,956.16	10,000.00

Gross Profit	-26,735,956.16	10,000.00
Expense
Advertising	10,845.34	0.00
Bank Service Charges	137,682.68	0.00
Dues and Subscriptions	731.47	0.00
Employee Benefits	315,081.83	-5,209.13
Equipment Leases	221,461.87	57,767.89
Insurance	804,206.71	1,797.65
Licenses and Permits	3,348.02	0.00
Miscellaneous	2,562.33	25.00
Moving Expense	9,686.00	0.00
Office Relocation Expense	37,333.00	0.00
Outside Services	164,963.77	535.31
Parking	60,838.02	478.55
Payroll Taxes	79,103.24	1,369.26
Postage and Delivery	9,614.81	284.41
Professional Fees
Accounting	1,593.59	0.00
Legal Fees	13,868.94	0.00

Total Professional Fees	15,462.53	0.00
Rent	404,530.63	3,181.50
Repairs
Building Repairs	186.06	0.00
Computer Repairs	271,873.90	0.00
Equipment Repairs	561.60	0.00

Total Repairs	272,621.56	0.00
Salaries & Wages
Vacation Expense	19,748.25	0.00
Salaries & Wages - Other	1,356,476.25	12,676.88

Total Salaries & Wages	1,376,224.50	12,676.88
Sales Tax	25,388.98	0.00
Supplies
Office	9,608.37	459.60
Supplies - Other	337.91	0.00

Total Supplies	9,946.28	459.60
Taxes
State	1,800.00	0.00
Taxes - Other	30,861.98	0.00

Total Taxes	32,661.98	0.00
Telephone

See accompanying Notes To Financial Statements	Page 1 of 2

In re: eToys, Inc.	Case No. 00706 (MFW)

STATEMENT OF OPERATIONS (MOR-2)
March 7 through February 28, 2002 and One Month Ended February 28, 2002
UNAUDITED

Communications Expense	119,779.56	0.00
Telephone - Other	100,073.50	111.01

Total Telephone	219,853.06	111.01
Travel & Ent
Meals	301.98	0.00
Travel	13,160.71	293.94
Travel & Ent - Other	55,756.16	3,779.14

Total Travel & Ent	69,218.85	4,073.08

Total Utilities	-531.16	0.00

Total Expense	4,282,836.30	77,551.01

Net Ordinary Income	-31,018,792.46	-67,551.01
Other Income/Expense
Other Income
Interest Income	894,097.71	50,129.61
Miscellaneous Income	1,624.91	0.00
Other Income	2,791,620.97	0.00

Total Other Income	3,687,343.59	50,129.61
Other Expense
Reorganization Expenses
Other Reorganization Expenses
Post-Petition Payments
Asset Management
Commission	81,800.00	0.00
Asset Management - Other	425,017.05	0.00

Total Asset Management	506,817.05	0.00
IT Consulting Services	6,732.50	0.00
Legal Notices/Publication	62,609.51	0.00
Miscellaneous Expense	3,359.40	1,183.52
Record Storage	9,778.28	323.28

Total Post-Petition Payments	589,296.74	1,506.80
Pre-Petition Payments
Employee Reimbursements	6,020.71	0.00
Exp Deducted - Sec Dep	6,600.00	0.00
Other Critical Vendors	8,588.84	0.00
Payroll	535,337.53	0.00
Sales & Other Taxes	85,469.07	0.00

Total Pre-Petition Payments	642,016.15	0.00
Provision for Restructuring Chg	108,853,000.00	0.00

Total Other Reorganization Expenses	110,084,312.89	1,506.80
Outside Services	70,054.57	7,446.28
Professional Fees	5,137,433.47	210,499.75
U.S. Trustees Fees	30,000.00	0.00

Total Reorganization Expenses	115,321,800.93	219,452.83

Total Other Expense	115,321,800.93	219,452.83

Net Other Income	-111,634,457.34	-169,323.22

Net Loss	-142,653,249.80	-236,874.23

See accompanying Notes To Financial Statements	Page 2 of 2

In re: eToys, Inc.	Case No. 01-00706 (MFW)

Balance Sheet (MOR-3)
As of February 28, 2002
UNAUDITED

Feb 28, '02
ASSETS
Current Assets
Cash
Restricted Cash	55,099.23
Unrestricted Cash	41,320,263.82

Total Cash	41,375,363.05
Other Current Assets
Other Liquidated Debts
129000 - A/R Other	100,000.00
152000 - Prepaid Marketing	100,000.00
159000 - Prepaid Other	120,178.90
241000 - Deposits	30,000.00

Total Other Liquidated Debts	350,178.90

Total Other Current Assets	350,178.90

Total Current Assets	41,725,541.95
Fixed Assets
FF&E
202000 - Office Equipment	400,000.00

Total FF&E	400,000.00

Total Fixed Assets	400,000.00
Other Assets
I/C Receivables - Post Petition
251000 POST - Due From Dist LLC	-13,020,043.11

Total I/C Receivables - Post Petition	-13,020,043.11
I/C Receivables Pre-Petition
251500 - Due From eToys Dist	1,687,315.60
255000 - Due From eToys Europe	1,199,104.33

Total I/C Receivables Pre-Petition	2,886,419.93
Intangible Assets
231000 - Goodwill	100,000.00

Total Intangible Assets	100,000.00

Total Other Assets	-10,033,623.18

TOTAL ASSETS	32,091,918.77

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable	247,225.87

Total Accounts Payable	247,225.87
Other Current Liabilities
Post-Petition Liabilities
340000 - Accrued Prof Fees	2,087,944.89

Total Post-Petition Liabilities	2,087,944.89

Total Other Current Liabilities	2,087,944.89

Total Current Liabilities	2,335,170.76
Long Term Liabilities
Liabs Subject to Compromise
Priority Claims
303000P - Gift Certificates	646,521.86
304500P - Employee Benefits	29,570.00
311000P - Taxing Authority	137,259.00
332000P - Employee Comp Liab	216,252.06

Total Priority Claims	1,029,602.92
Secured Claims
351000 - Capital Lease Oblgns	9,255,313.94
352000 - L-T Notes Payable	1,107,131.33

Total Secured Claims	10,362,445.27
Unsecured Claims
300000 - Accounts Payable	20,803,196.06
326000 - Agreement	2,583,268.44
327000 - Contract	93,805.00
328000 - Litigation	51,899.52
331000 - Web Affiliate	185,120.00
332000 - Employee Comp	615,562.49
335000 - Accrued Interest Pyble	2,670,000.75
351000 - Equipment Lease	1,666,630.92
353000 - Subordinated N/P
353000 A - Subordinated N/P	89,000,000.00
353000 B - Subordinated N/P	61,000,000.00

Total 353000 - Subordinated N/P	150,000,000.00

Total Unsecured Claims	178,669,483.18

Total Liabs Subject to Compromise	190,061,531.37

Total Long Term Liabilities	190,061,531.37

Total Liabilities	192,396,702.13

Total Equity	-160,304,783.36

TOTAL LIABILITIES & EQUITY	32,091,918.77

See accompanying Notes to Financial Statements	Page 1 of 1

In re: eToys, Inc Debtor	Case No. 01-00706 (MFW) Reporting Period: 02/01/02-02/28/02

Notes to Unaudited Financial Statements (MOR-2, 3)
As of February 28, 2002
UNAUDITED

NOTE 1 -	Basis of Presentation

As the Company is being liquidated, assets are carried at estimated fair market value which has been determined using the best information available to management. There can be no assurance that amounts to be realized from the liquidation of the Company's assets will equal the estimated fair market value.

Creditors' claims against the Company are still being evaluated and as of this time the fair market value of such claims has not been established. Accordingly, no adjustment to prepetition liabilities has been recorded. (See Notes 4 and 5).
NOTE 2 -	Provision for Restructuring and Asset Impairment

Due to the Company's filing for Chapter 11 protection and the determination that there were no ready buyers for the Company, the Company's assets are being sold and the Company will be liquidated. Cash expected to be realized from the liquidation of the Company's assets is expected to be considerably less than cost basis. Accordingly, management has prepared an estimate of net realizable values and charged a provision to statement of operations and established a reserve on the Company's balance sheet. In January 2002, the provision was increased by $11,000,000. The reserve has now been used to recognize losses and anticipated losses on remaining assets, writing assets down to estimated fair market value as of January 31, 2002. There can be no assurance that this reserve is adequate to cover the losses actually realized upon asset sales.
NOTE 3 -	Restricted Cash

The Company has set aside $40,000 in a separate account and reserved an additional $15,000 in a non-segregated account. These amounts represent proceeds from the sale of certain equipment in which purported secured lenders claim an interest, and have been earmarked for satisfaction of those claims if and to the extent allowed. The Company reserves all rights, claims, defenses and counter claims.

In re: eToys, Inc Debtor	Case No. 01-00706 (MFW) Reporting Period: 02/01/02-02/28/02

Notes to Unaudited Financial Statements (MOR-2, 3)
As of February 28, 2002
UNAUDITED
(Continued)

NOTE 4 -	Contingent Liabilities - Administrative Claims

On December 7, 2001, the bar date for the filing of administrative claims passed. Prior to the bar date, administrative claims totaling approximately $17,611,000 were filed against eToys, Inc. The Company is undertaking a review and reconciliation of the administrative claims filed, a process that has not yet been completed. Based on a preliminary review of the administrative claims filed, it appears that some actually duplicate pre-petition unsecured claims and some involve lease rejection claims, which would not be properly classified as Administrative Claims, Until the reconciliation process is complete, and claims objections heard by the Court, the Debtor can make no representations or provide any assurances regarding the Administrative Claims, which would be paid ahead of any distribution to pre-petition creditors.
NOTE 5 -	Contingent Liabilities

As a result of the cessation of business operations, numerous contingent liability claims for item such as operating and capital leases and executory contracts have arisen and are substantial. Liabilities currently recognized on the balance sheet reflect only going concern liabilities, and will be adjusted, where appropriate, for contingent liabilities as claims are researched, validated and quantified.

In re:	eToys, Inc	Case No. 01-00706 (MFW)
	Debtor	Reporting Period: 02/01/02-02/28/02

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount withheld or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	0.00	2,782.31	2,782.31	February 1, 8, 15 & 22	Note 1	0.00
FICA-Employer	0.00	969.78	969.78	February 1, 8, 15 & 22	Note 1	0.00
FICA-Employee	0.00	969.78	969.78	February 1, 8, 15 & 22	Note 1	0.00
Tax Adjustment	0.00	0.00	0.00			0.00
Tax Refund	0.00	0.00	0.00			0.00
Unemployment	0.00	17.71	17.71	February 1, 8, 15 & 22		0.00
Income	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total Federal Taxes	0.00	4,739.58	4,739.58			0.00
STATE AND LOCAL
Withholding	0.00	960.39	960.39	February 1, 8, 15 & 22	Note 1	0.00
Sales	0.00	0.00	0.00			0.00
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	381.77	381.77	February 1, 8, 15 & 22		0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total State and Local	0.00	1,342.16	1,342.16			0.00
Total taxes	0.00	6,081.74	6,081.74			0.00
	0.00

Note 1 - All payroll taxes are impounded by the independent payroll service on or about the date of each payroll and remitted to the appropriate agencies.

SUMMARY OF UNPAID POSTPETITION DEBTS

        Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	1-30	31-60	61-90	>90	Total
Accounts payable	111.01	-	(85.00)	-	247,199.86	247,225.87
Wages payable
Taxes payable						-
Rent/Lease-Equipment
Secured Debt-Adequate Protection Payments
Professional Fees						2,087,944.89
Amounts Due to Insiders*
Other: Deposit Liabilities
Other:
Total Postpetition Debts						2,335,170.76
Explain how and when the Debtor intends to pay past-due postpetition debts.
Debtor has adequate funds available to pay post-petition obligations. However, payments to some vendors have been delayed pending resolution of disputed balances and adjudication of motions for allowance of administrative claims.

* "Insider" is defined in 11 U.S.C. Section 101 (31).

Form 941 (Rev. October 2000) Department of Treasury Internal Rev. Service	Employer's Quarterly Federal Tax Return See separate instructions for information on completing this return. Please type or print
	4141	12/31/2001
Enter state code for state in which deposits were made ONLY if different from state in CA address to the right (see page 2 of instructions).	E TOYS INC 12200 W. Olympic Blvd Los Angeles CA 90064	95-4633006	OMB No. 1545-0029 T FF FD FP I T
		1	1	1	1	1	1	1	1	1	1	2	3	3	3	3	3	3	3	3		4	4	4		5	5	5

If address is
different	IRS
from prior	Use
return, check
here		6		7		8	8	8	8	8	8		9	9	9	9	9		10	10	10	10	10	10	10	10	10	10

If you do not have to file returns in the future, check here            and enter date final wages paid

If you are a seasonal employer, see Seasonal employers on page 1 of the instructions and check here

1	Number of employees in the pay period that includes March 12th			1	0.00
2	Total wages and tips, plus other compensation					2	41038.64
3	Total income tax withheld from wages, tips, and sick pay					3	8346.63
4	Adjustment of withheld income tax for preceding quarters of calendar year					4	0.00
5	Adjusted total of income tax withheld (line 3 as adjusted by line 4—see instructions)					5	8346.63
6	Taxable social security wages		6a	$25328.20 x 12.4%(.124) =		6b	3140.70
	Taxable social security tips		6c	$0.00 x 12.4%(.124) =		6d	0.00
7	Taxable Medicare wages and tips		7a	$41038.64 x 2.9%(.029) =		7b	1190.12
8	Total social security and Medicare taxes (add lines 6a, 6b, and 7b). Check here if wages are not subject to social security and/or Medicare tax					8	4330.82
9	Adjustment of social security and Medicare taxes (see instructions for required explanation)
	Sick Pay	+/- Fractions of Cents			Other	9	0.00
10	Adjusted total of social security and Medicare taxes (line 8 as adjusted by line 9—see instructions)					10	4330.82
11	Total taxes (add lines 5 and 10)					11	12677.45
12	Advance earned income credit (EIC) payments made to employees.					12	0.00
13	Net taxes (subtract line 12 from line 11). If $1,000 or more, this should equal line 17, column (d) below (or line D of Schedule B (Form 941)					13	12677.45
14	Total deposits for quarter, including overpayment applied from a prior quarter					14	12677.45
15	Balance due (subtract line 14 from line 13). See instructions					15	0.00
16	Overpayment, if line 14 is more than line 13, enter excess here				0.00
	and check if to be:	Applied to next return	OR	Refunded.
	• All filers: If line 13 is less than $1,000, you need not complete line 17 or Schedule B.
	• Semiweekly depositors: Complete Schedule B (Form 941) and check here						X
	• Monthly depositors: Complete line 17, columns (a) through (d) and check here
17	Monthly Summary of Federal Tax Liability
(a) First month liability	(b) Second month liability	(c) Third month liability	(d) Total liability for quarter
Under penalties of perjury, I declare that I have examined this return, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.
Sign Here	Signature	/s/ E SLOUSTCHER	Print your Name & Title	Eilan Sloustcher ATTORNEY-IN-FACT	Date 01/31/02

For Paperwork Reduction Act Notice, see page 1 of separate instructions.					Form 941 (Rev. 10-2000)

SCHEDULE B (FORM 941) (Rev. January 1996)	Employer's Record of Federal Tax Liability See Circular E for more information about employment tax returns.	OMB No. 1545-0029
Department of Treasury	5151
Internal Rev Service	Attach to Form 941 or Form 941-SS.
Name as shown on Form 941 (Form 941-SS) E-TOYS INC.	Employer identification number 95-4633006	Date quarter ended 12/31/2001

You must complete this schedule if you are required to deposit on a semiweekly basis, or if your tax liability on any day is $100,000 or more. Show tax liability here, not deposits. (The IRS gets deposit data from FTD coupons.)

A. Daily Tax Liability—First Month of Quarter
1		8		15		22		29
2		9		16		23		30
3		10		17		24		31
4		11		18		25
5	1228.35	12	1246.93	19	1107.49	26	1098.23
6		13		20		27
7		14		21		28
A Total tax liability for first month of quarter								A	4681.00
B. Daily Tax Liability—Second Month of Quarter
		8		15		22		29
2	898.29	9	861.05	16	796.82	23	881.67	30	738.93
3		10		17		24		31
4		11		18		25
5		12		19		26
6		13		20		27
7		14		21		28
B Total tax liability for second month of quarter								B	4176.76
C. Daily Tax Liability—Third Month of Quarter
1		8		15		22		29
2		9		16		23		30
3		10		17		24		31
4		11		18		25
5		12		19		26
6		13		20		27
7	935.66	14	981.91	21	981.91	28	920.21
C Total tax liability for third month of quarter								C	3819.69
D Total for quarter (add lines A, B, and C). This should equal line 13 of Form 941								D	12677.45
For Paperwork Reduction Act Notice, see instructions.						Schedule B (Form 941)(Rev. 1-96)

EDD Serving the People of California	QUARTERLY CONTRIBUTION RETURN PLEASE TYPE THIS FORM — DO NOT ALTER PREPRINTED INFORMATION	Approved Extension To

You must FILE this return even though you had no payroll. If no payroll show "0" in item B, check no payment enclosed box on envelope. Please sign the declaration on line K.

QUARTER ENDED	12/31/2001	DUE	01/31/02	DELINQUENT IF NOT POSTMARKED OR RECEIVED BY	01/31/02	YR 2001	QTR 4

☐    CHECK THIS BLOCK if changes are reported on the Request For Change form-refer to third page.

Employer Account No.

430-7537-3

E TOYS INC
12200 W. Olympic Blvd	DO NOT ALTER THIS AREA

Los Angeles CA 90064	P1	P2	C	P	U	S	W	A

			Mo.	Day	Yr.	WIC

	EFFECTIVE		[ILLEGIBLE]
FEIN 95-4633006	DATE

A.	NUMBER OF EMPLOYEES earning wages during or receiving pay for the pay periods that include the 12th day of the calendar month (enter numerals only). Please complete all fields. Blank fields will be identified as missing data.	1st Month	3	2nd Month	2	3rd Month	2
B.	TOTAL SUBJECT WAGES PAID THIS QUARTER					(B)	41038	64
C.	UNEMPLOYMENT INSURANCE TAXABLE WAGES (UI) (Individual Employee Wages to $7,000.00 per calendar year)					(C)	0	00
D.	DISABILITY INSURANCE TAXABLE WAGES (DI) (Individual Employee Wages to $46,327.00 per calendar year)
	BREAKDOWN OF ITEM D		(D1 Voluntary Plan) 0.00	PLUS	(D2 State Plan) 3,277.37	=(D3)	3277	37
E.	EMPLOYER'S UI CONTRIBUTIONS		2.600	% Times C		(E)	0	00
E1.	EMPLOYMENT TRAINING TAX		0.100	% Times C		(E1)	0	00
F.	EMPLOYEE CONTRIBUTIONS (SDI)
	WITHHELD	0.900 % Times D2	(F1) SDI Employee Contribution 29.50	LESS	(F2) DI Previously Paid This Quarter 29.49	=(F3)	0	01
G.	CALIFORNIA PERSONAL INCOME TAX (PIT) WITHHELD		(G1) Total Employee PIT Withheld 2,507.13	LESS	(G2) PIT Previously Paid This Quarter 2,507.13	=(G3)	0	00
H.	ADJUSTMENT TO PRIOR QUARTERS - A DE 938, Quarterly Report Adjustment Form, must be attached					(H)	0	00
J.	SUBTOTAL (Add Items E, E1, F3, G3 and H)					(J)	0	01
K.	DI VOLUNTARY PLAN ASSESSMENT		0.000	% Times D1		(K)	0	00
L.	TAXES DUE THIS QUARTER (Add Items J & K)					(L)	0	01
Make check payable to EMPLOYMENT DEVELOPMENT DEPARTMENT INCLUDE EMPLOYER ACCOUNT NUMBER ON CHECK.	Bank No. DO NOT STAPLE CHECK TO RETURN	DEPT USE
FOURTH QUARTER

M.	CALIFORNIA PERSONAL INCOME TAX (PIT) WITHHELD - PIT WITHHELD PER FORMS W-2 AND/OR 1099-R	448,357.58

HELP US IMPROVE THE QUALITY OF OUR EMPLOYMENT TAX SERVICES. PLEASE RATE OUR CURRENT SERVICES BY ENTERING THE APPROPRIATE NUMBER IN THE BOX: 4 = EXCELLENT 3 = GOOD 2 = FAIR 1 = POOR		4

BE SURE TO SIGN THIS DECLARATION. I DECLARE that the information herein is true and correct to the best of my knowledge and belief.

Signature	/s/ E SLOUSTCHER	Title	PROBUSINESS/ATTORNEY-IN-FACT	Phone	925-737-3151	Date	01/31/02
(Owner, Accountant, Preparer, etc.)

☒ Check this block if individual employees' wages are reported on magnetic media instead of on wage detail forms.

SEE INSTRUCTIONS THE BACK OF THIS FORM

DE 3D Rev. 9 (1-97) State of California / Employment Development Department / P.O. Box 826847 / Sacramento, CA 94247-0001

Form 940 Department of the Treasury Internal Revenue Service (99)	Employer's Annual Federal Unemployment (FUTA) Tax Return For Paperwork Reduction Act Notice, see separate instructions.	OMB No. 1545-0028 2001

Name (as distinguished from trade name) Trade name, if any Address and ZIP code	E TOYS INC 12200 W. Olympic Blvd Los Angeles CA 90064	Calendar year 2001 Employer identification number 95-4633006	T FF FD FP I T

A	Are you required to pay unemployment contributions to only one state? (If no, skip questions B and C.)	☒	Yes	☐	No
B
	Did you pay all state unemployment contributions by ? (If you deposited your total FUTA tax when due, check "Yes" if you paid all state unemployment contributions by . (2) If a 0% experience rate is granted, check "Yes" (3) If "No" skip question C)	☒	Yes	☐	No
C	Were all wages that were taxable for FUTA tax also taxable for your state's unemployment tax?	☒	Yes	☐	No
If you answered "No" to any of these questions, you must file Form 940. If you answered "Yes" to all the questions, you may file Form 940-EZ, which is a simplified version of Form 940. (Successor employers see Special Tax credit for successor employers on page 3 of the instructions.) You can get Form 940-EZ by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at www.irs.gov.

	If you will not have to file returns in the future, check here (see Who Must File in separate instructions), and complete, and sign the return			☐
	If this is an Amended Return, check here			☐

Part I Computation of Taxable Wages
1	Total payments (including payments shown on lines 2 and 3) during the calendar year for services of employees			1	8,497,840.22
2	Exempt payments. (Explain all exempt payments, attaching additional sheets if necessary.)
	Fringe Benefits	2	30,516.01
3	Payments of more than $7,000 for services. Enter only amounts over the first $7,000 paid to each employee. (See separate instructions.) Do not include any exempt payments from line 2. The $7,000 amount is the Federal wage base. Your state wage base may be different. Do not use your state wage limitation	3	6,099,795.74
4	Add lines 2 and 3			4	6,130,311.75
5	Total taxable wages (subtract line 4 from line 1)			5	2,367,528.47

Be sure to complete both pages of this form, and sign in the space provided on the back.

For Privacy Act and Paperwork Reduction Act Notice, see separate instructions.        DETACH HERE        Cat. No. 112340        Form 940 (2001)

Form 940-V Department of the Treasury Internal Revenue Service	Form 940 Payment Voucher Use this voucher only when making a payment with your return.	OMB No. 1545-0028

Complete boxes 1, 2 and 3. Do not send cash, and do not staple your payment to this voucher. Make your check or money order payable to the "United States Treasury". Be sure to enter your employer identification number, "Form 940", and "2001" on your payment.

1 Enter your employer identification number.	2. Enter the amount of your payment	Dollars	Cents

3. Enter your business name (individual name for sole proprietors)

Enter your address

Enter your city, state, and ZIP code

Source Code = PNA

Form 940	Page 2

Part II        Tax Due or Refund

1 Gross FUTA tax. Multiply the wages in Part I, line 5, by .062			1	146,786.77
2 Maximum credit. Multiply the wages in Part I, line 5, by .054	2	127,846.54

3 Computation of tentative credit (Note: All taxpayers must complete the applicable columns.)

(a) Name of state	(b) State reporting number(s) as shown on employer's state contribution returns	Taxable payroll (as defined in state act)	(d) State experience rate period From To		(e) State ex- perience rate	(f) Contributions if rate had been 5.4% (col. (c) x . 054)	(g) Contributions payable at experience rate (col. (e) x col. (a))	(h) Additional credit (col. (f) minus col. (g) if 0 or less, enter -0-	(i) Contributions paid to state by 940 due date

CA	430-7537-3	2,367,528.47	01/01/2001	12/31/2001	2.600000	127,846.54	61,555.74	66,290.80	61,555.74

3a	Totals							66,290.80	61,555.74

3b	Total Tentative credit (add line 3a, columns (h) and (i) only - for late payments also see the Instructions for Part II, line 6	3b	127,846.54

4
5
6	Credit: Enter the smaller of the amount in Part II, line 2, or line 3b; or the amount from the worksheet in the Part II, line 8 instructions	6	127,846.54

7	Total FUTA tax (subtract line 6 from line 1). If the result is over $100, also complete Part III	7	18,940.23

8	Total FUTA tax deposited for the year, including any overpayment applied from a prior year	8	18,940.23

9	Balance due (subtract line 8 from line 7). Pay to the "United States Treasury". If you owe more than $100, see Depositing FUTA Tax on page 3 of the separate instructions	9

10	Overpayment (subtract line 7 from line 8). Check if it is to be: ☐ Applied to next return, or ☐ Refunded	10

Part III	Record of Quarterly Federal Unemployment Tax Liability (Do not include state liability.) Complete only if line 7 is over $100. See page 6 of the separate instructions

Quarter	First (Jan. 1 - Mar. 31)	Second (Apr. 1 - June 30)	Third (July 1 - Sept. 30)	Fourth (Oct. 1 - Dec. 31	Total for year

Liability for quarter	18,878.56	61.67	0.00	0.00	18,940.23

Third	Do you want to allow another person to discuss this return with the IRS (See instructions page 4)? ☐ Yes. Complete the following. ☒ No
Party
Designee	Designee's name	Phone no. ( )	Personal Identification number (PIN)

Under penalties of perjury, I declare that I have examined this return, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete, and that no part of any payment made to a state unemployment fund claimed as a credit was or is to be deducted from the payments to employees.

Signature	/s/ E SLOUSTCHER	Title (Owner, etc.)	ProBusiness/Attorney-in-Fact	Date	03/04/02

Source Code = PNA				Form 940 (2001)

Form 945 Department of the Treasury Internal Revenue Service	Annual Return of Withheld Federal Income Tax

For withholding reported on Forms 1099 and W-2G.
See separate instructions. For more information on income tax withholding, see Circular E and Pub. 15-A
Please type or print.	OMB No. 1545-1430 2001

Enter state code for state in which deposits were made only if different from state in address to the right (see page 3 of instructions).	Name (as distinguished from trade name) E TOYS INC Trade name, if any Address (number and street) 12200 W. Olympic Blvd	Employer identification number 95-4633006 City, state, and ZIP code Los Angeles CA 90064	IRS USE ONLY Y FF FD FP I T
		1	1	1	1	1	1	1	1	1	1		2	3	3	3	3	3	3	3	3		4	4	4		5	5	5

If address is
different	IRS
from prior	Use
return, check	☐
here		6		7		8	8	8	8	8	8	8	8	9	9	9	9			10	10	10	10	10	10	10	10	10	10

        If you do not have to file returns in the future, check here        ☐        and enter date final payments paid

1	Federal income tax withheld from pensions, annuities, IRA's, gambling winnings, etc.	1	0.00

2	Backup withholding	2	0.00

3	Adjustment to correct administrative errors (see instructions)	3

4	Total taxes. If $2,500 or more, this must equal line 8M below or line M of Form 945-A	4	0.00

5	Total deposits for 2001 from your records, including overpayment applied from a prior year	5	0.00

6	Balance due (subtract line 5 from line 4). see instructions	6	0.00

7	Overpayment. if line 4 is less than line 5, enter overpayment here $ 0.00 and check if to be:

☐      Applied to next return            OR            ☐            Refunded

All filers: If line 4 is less than $2,500, you need not complete line B or Form 945-A.
Semiweekly schedule depositors: Complete Form 945-A and check here	☒
Monthly schedule depositors: Complete line 8, entries A through M and check here	☐

8 Monthly Summary of Federal Tax Liability. Do not complete if you are a semiweekly schedule depositor.

		Tax liability for month			Tax liability for month			Tax liability for month
A	January		F	June		K	November
B	February		G	July		L	December
C	March		H	August		M	Total liability for
D	April		I	September			year (add entries A
E	May		J	October			through L)	0.00

Do you want to allow another person to discuss this return with the IRS (see separate instructions)? ☐ Yes. Complete the following. ☒ No
Third Party Designee	Person's Name	Phone no.	Personal identification number (PIN)

Under penalties of perjury, I declare that I have examined this return, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.
Sign Here	Signature /s/ E SLOUSTCHER	Print Your Name and Title	PROBUSINESS PROBUSINESS/ATTORNEY IN FACT	Date 03/04/02

For Privacy Act and Paperwork Reduction Act Notice, see separate instructions.				Cat. No. 14584B Form 945 (2001)

PNA

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period 02/01/02-02/28/02

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period		$100,000.00
(+) Amounts billed during the period
(-) Amounts collected during the period
(-) Other adjustments (Note 1)
Total Accounts Receivable at the end of the reporting period		$100,000.00
Accounts Receivable Aging
0-30 days old	$
31-60 days old
61-90 days old
91 + days old		100,000.00
Total Accounts Receivable		$100,000.00
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)		$100,000.00

Note 1 - Accounts receivable were adjusted downward during the reporting period to reflect changes in managements views of the collectibility of such receivables. There can be no assurance that the remaining amounts will be collected.

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.	X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
1. Assets/inventory and/or scrap was sold outside the normal course of business as a result of the company operating in a liquidation process.

In re: eToys, Inc.	eToys, Inc. Accounts Payable Aging Report As of February 28, 2002	Case No. 01-00706 MFW
	Current	1 - 30	31 - 60	61 - 90	> 90		TOTAL
BANC ONE LEASING CORPORATION	0.00	0.00	0.00	0.00	52,099.87	(1)	52,099.87
COMDISCO INC.	0.00	0.00	0.00	0.00	146,955.01	(1)	146,955.01
DE LAGE LANDEN	0.00	0.00	0.00	0.00	28,488.04	(1)	28,488.04
MARSH RISK & INSURANCE SVCS	0.00	0.00	0.00	0.00	-458.00		-458.00
RECALL-INFORMATION MNT	0.00	0.00	-85.00	0.00	0.00		-85.00
VERIZON CALIFORNIA	111.01	0.00	0.00	0.00	20,114.94	(2)	20,225.95

TOTAL	111.01	0.00	-85.00	0.00	247,199.86		247,225.87

Notes:

(1)    Lease - In the > 90 day column, $227,542.92 represents post-petition lease payments which are the subject of ongoing negotiations and motions for allowance of administrative claims.

(2)    Amount in the > 90 day column represents disputed amounts for data transmission services.

In re: eToys, Inc.	eToys, Inc. MOR-1 ATTACHMENT OTHER RECEIPTS February 2002	Case No. 01-00706 MFW
Payer	Description	Amount	Date
IGOE & Company Inc.	COBRA Collections	686.42	2/11/2002
IGOE & Company Inc.	COBRA Collections	6,070.27	2/11/2002

Total		$6,756.69

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
OFFICE OF THE US TRUSTEE – REGION 3

In re: eToys Distribution LLC	Case No. 01-00707 (MFW) Reporting Period: 02/01/02-02/28/02

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

        Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ BARRY GOLD Signature of Authorized Individual	3/19/02 Date

Barry Gold Printed Name of Authorized Individual	CEO Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: eToysDistribution LLC	Case No. 01-00707 (MFW)

        Attachment to Monthly Operating Report (MOR cover page):

    Copies of IRS Form 6123 or Payment Receipt
    All payroll taxes are impounded by the independent payroll service therefore payment receipt is not available.

In re:	eToys Distribution LLC	Case No. 01-00707 MFW
	Debtor	Reporting Period 02/01/02-02/28/02

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

	UBOC	BofA Acct No. 1459-2-08325	Union Bank Acct No. 2180039778
	Pre-petition			Total
CASH BEGINNING OF MONTH	0.00	0.00	1,561.61	1,561.61
CASH SALES				0.00
ACCOUNTS RECEIVABLE				0.00
LOANS AND ADVANCES				0.00
SALE OF ASSETS				0.00
DUE FROM LLC				0.00
OTHER (attach list)				0.00
TRANSFERS - SWEEP ACCOUNT				0.00
TRANSFERS FROM eTOYS INC MM				0.00
TRANSFERS FROM PRE-PETITION				0.00
TRANSFERS FROM eTOYS INC DIP			23,000.00	23,000.00
INTEREST				0.00
TOTAL RECEIPTS	0.00	0.00	23,000.00	23,000.00
DISBURSEMENTS
NET PAYROLL				0.00
PAYROLL TAXES				0.00
SALES,USE,& OTHER TAXES				0.00
INVENTORY PURCHASES				0.00
SECURED/RENT/LEASES			(22,958.78)	(22,958.78)
INSURANCE				0.00
ADMINISTRATIVE			(1,148.61)	(1,148.61)
SELLING				0.00
OTHER (attach list)				0.00
PRE-PETITION EXPENSES *				0.00
OWNER DRAW				0.00
TRANSFERS				0.00
Transfer to eToys Inc. DIP				0.00
Transfer to PR				0.00
Transfer to CD				0.00
Due to LLC				0.00
Transfer to Pre-petition				0.00
PROFESSIONAL FEES				0.00
U.S. TRUSTEE QUARTERLY FEES			(1,250.00)	(1,250.00)
COURT COSTS				0.00
TOTAL DISBURSEMENTS	0.00	0.00	(25,357.39)	(25,357.39)
NET CASH FLOW	0.00	0.00	(2,357.39)	(2,357.39)
CASH END OF MONTH	0.00	0.00	(795.78)	(795.78)

*PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

  THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		25,357.39
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		25,357.39

Note: All payroll disbursements of eToys Distribution LLC were paid by eToys, Inc. and included in Etoys Inc. MOR-1.

In re:	eToys Distribution LLC	Case No. 01-00707 (MFW)
	Debtor	Reporting Period 02/01/02-02/28/02

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

	Union Bank of Cal. 2180039778	Bank of America 1459-2-08325
BALANCE PER BOOKS	$(795.78)	$-
BANK BALANCE	$6,214.09	$-
(+) DEPOSITS IN TRANSIT (attach list)	-	-
(-) OUTSTANDING CHECKS (attach list)	(7,009.87)	-
OTHER (attach list)
ADJUSTED BANK BALANCE	$(795.78)	$-

* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
	None		None

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
			None
	30261	1,411.52
	30270	208.78
	30271	1,247.49
	30273	949.62
	30274	442.46
	30275	2,750.00

Total Outstanding Checks		$7,009.87		$-
OTHER

In re: eToys Distribution LLC	Case No. 01-00707(MFW)

Statement of Operations (MOR-2)
March 7 through February 28, 2002 and One Month Ended February 28, 2002
UNAUDITED

	Mar 7, '01-Feb 28, '02	Feb '02
Ordinary Income/Expense
Income
Liquidation Proceeds
Cancellation of Debt	11,554.62	0.00
Loss on Disposal of Assets	-38,616,946.27	0.00
Loss on Settlement of Claims	-522,448.27	0.00
Other Income	838.20	0.00
Refunds Received	3,330.35	0.00
Liquidation Proceeds - Other	2,773,273.34	0.00

Total Liquidation Proceeds	-36,350,398.03	0.00

Total Income	-36,350,398.03	0.00
Cost of Goods Sold
Cost of Goods Sold	2,044,470.55	0.00

Total COGS	2,044,470.55	0.00

Gross Profit	-38,394,868.58	0.00
Expense
Automobile Expense	715.53	0.00
Dues and Subscriptions	19.50	0.00
Equipment Leases	239,682.63	0.00
Equipment Rental	12,118.76	2,958.78
Freight	272,231.32	0.00
Miscellaneous	1,443.72	0.00
Moving Expense	12,050.00	0.00
Outside Services	5,950.04	434.36
Payroll taxes	113,982.51	2,258.37
Postage and Delivery	11,448.41	0.00
Printing and Reproduction	33.44	0.00
Rent	2,407,312.81	40,000.00
Repairs
Computer Repairs	14,599.28	0.00
Equipment Repairs	3,855.91	0.00

Total Repairs	18,455.19	0.00
Salaries & Wages
Vacation Expense	31,316.57	0.00
Salaries & Wages - Other	1,402,300.31	27,341.92

Total Salaries & Wages	1,433,616.88	27,341.92
Security	132,633.69	442.46
Supplies
Office	162.40	0.00
Supplies - Other	33,417.58	0.00

Total Supplies	33,579.98	0.00
Taxes
Property	107,181.66	0.00
Taxes - Other	11,074.49	0.00

Total Taxes	118,256.15	0.00
Telephone
Communications Expense	2,356.81	0.00
See accompanying Note To Financial Statements	Page 1 of 2

In re: eToys Distribution LLC	Case No. 01-00707(MFW)

Statement of Operations (MOR-2)
March 7 through February 28, 2002 and One Month Ended February 28, 2002
UNAUDITED

Ordinary Income/Expense
Telephone - Other	46,328.81	0.00

Total Telephone	48,685.62	0.00
Temporary Help	116,327.26	0.00
Travel & Ent
Travel	2,370.82	0.00
Travel & Ent - Other	454.86	0.00

Total Travel & Ent	2,825.68	0.00
Utilities
Gas and Electric	260,392.34	904.56
Water & Trash	9,199.94	568.10
Utilities - Other	21,514.77	0.00

Total Utilities	291,107.05	1,472.66

Total Expense	5,272,476.17	74,908.55

Net Ordinary Income	-43,667,344.75	-74,908.55
Other Income/Expense
Other Income
Interest Income	5,874.04	0.00
Other Income	734.65	0.00

Total Other Income	6,608.69	0.00
Other Expense
Reorganization Expenses
Other Reorganization Expenses
Post-Petition Payments
Asset Management	64,830.80	0.00
CLI Liquidation Expenses	195,075.13	-21,734.00

Total Post-Petition Payments	259,905.93	-21,734.00
Pre-Petition Payments
Employee Reimbursements	7,780.08	0.00
Exp Charged - Sec Dep	1,052,398.00	0.00
Other Critical Vendors	27,523.51	0.00
Sales & Other Taxes	-2,110.68	0.00

Total Pre-Petition Payments	1,085,590.91	0.00
Provision for Restructuring Chg	43,251,000.00	0.00

Total Other Reorganization Expenses	44,596,496.84	-21,734.00
U.S. Trustees Fees	13,750.00	0.00

Total Reorganization Expenses	44,610,246.84	-21,734.00

Total Other Expense	44,610,246.84	-21,734.00

Net Other Income	-44,603,638.15	21,734.00

Net Loss	-88,270,982.90	-53,174.55

See accompanying Note To Financial Statements	Page 2 of 2

In re: eToys Distribution LLC	Case No. 01-00707(MFW)

Balance Sheet (MOR-3)
As of February 28, 2002
UNAUDITED

Feb 28, '02
ASSETS
Current Assets
Checking/Savings
102000 - UBOC DIP ACCOUNT	-795.78

Total Checking/Savings	-795.78
Other Current Assets
Other Liquidated Debts
129000 - A/R Other	65,110.22
155000 - A/P Debit Balances	50,000.00

Total Other Liquidated Debts	115,110.22

Total Other Current Assets	115,110.22

Total Current Assets	114,314.44
Fixed Assets
Office Equipment & Furnishings
203000 - Computer Hardware	150,000.00

Total Office Equipment & Furnishings	150,000.00

Total Fixed Assets	150,000.00
Other Assets
I/C Due to eToys, Inc.	13,020,043.11
Reserve for Restructuring	-274,718.99
Security Deposits
241000 - Other Security Deposit	50,000.00

Total Security Deposits	50,000.00

Total Other Assets	12,795,324.12

TOTAL ASSETS	13,059,638.56

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable	71,657.88

Total Accounts Payable	71,657.88
Other Current Liabilities
Post-Petition Liabilities
350000 - Deposit Liabilities	20,069.58

Total Post-Petition Liabilities	20,069.58

Total Other Current Liabilities	20,069.58

Total Current Liabilities	91,727.46
Long Term Liabilities
Liabs Subject to Compromise
Priority Claims
311000 - Sales and Use Taxes	2,503,620.11
332000P - Emp Claims Priority	162,969.44

Total Priority Claims	2,666,589.55
Secured Claims
351000 - Capital Lease Oblgtns	11,431,105.14

Total Secured Claims	11,431,105.14
Unsecured Claims
301000 - Accounts Payable	47,997,420.40
303500 - Equipment Lease	27,443.24
332000U - Emp. Claims Unsecured	315,417.43
I/C - Due to eToys, Inc.	65,413,313.98

Total Unsecured Claims	113,753,595.05

Total Liabs Subject to Compromise	127,851,289.74

Total Long Term Liabilities	127,851,289.74

Total Liabilities	127,943,017.20

Total Equity	-114,883,378.64

TOTAL LIABILITIES & EQUITY	13,059,638.56

See accompanying notes to Financial Statements.	Page 1 of 1

In re: eToys Distribution LLC Debtor	Case No. 01-00707 (MFW) Reporting Period: 02/01/02-02/28/02

Notes to Unaudited Financial Statements (MOR – 2, 3)
UNAUDITED

NOTE 1 -	Basis of Presentation

Assets are carried at fair market value which has been determined using the best information available to management. There can be no assurance that amounts to be realized from the liquidation of the Company's assets will equal the estimated realizable value.

Creditors' claims against the Company are still being evaluated and as of this time the fair market value of such claims has not been established. Accordingly, no adjustment to prepetition liabilities has been recorded. (See Notes 3 and 4)
NOTE 2 -	Provision For Restructuring and Asset Impairment

Due to the Company's filing for Chapter 11 protection and the determination that there were no ready buyers for the Company, the Company's assets are being sold and the Company will be liquidated. Cash expected to be realized from the liquidation of the Company's assets is expected to be considerably less than cost basis. Accordingly, management has prepared an estimate of net realizable values and charged a provision to statement of operations and established a reserve on the Company's balance sheet. This reserve has now been used to recognize losses and anticipated losses on remaining assets. During January 2002, $11,000,000 of the reserve was reversed and transferred to eToys, Inc. There can be no assurance that the remaining reserve is adequate to cover the losses actually realized upon asset sales.
NOTE 3 -	Contingent Liabilities - Administrative Claims

On December 7, 2001, the bar date for the filing of administrative claims passed. Prior to the bar date, administrative claims totaling approximately $1.565,000 were filed against eToys Distribution, LLC. The Company is undertaking a review and reconciliation of the administrative claims filed, a process that has not yet been completed. Based on a preliminary review of the administrative claims filed, it appears that some actually duplicate pre-petition unsecured claims and some involve lease rejection claims, which would not be properly classified as Administrative Claims. Until the reconciliation process is complete, and claims objections heard by the Court, the Debtor can make no representations or provide any assurances regarding the Administrative Claims, which would be paid ahead of any distribution to pre-petition creditors.
NOTE 4 -	Contingent Liabilities

As a result of the cessation of business operations, numerous contingent liability claims for items such as operating and capital leases and executory contracts have arisen and are substantial. Liabilities currently recognized on the balance sheet reflect only going concern liabilities, and will be adjusted, where appropriate, for contingent liabilities as claims are researched, validated and quantified.

In re:	eToys Distribution LLC	Case No. 01-00707 (MFW)
	Debtor	Reporting Period: 02/01/02-02/28/02

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount with held or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	0.00	7,247.35	7,247.35	February 1, 8, 15, 22	Note 1	0.00
FICA-Employee	0.00	2,091.65	2,091.65	February 1, 8, 15, 22	Note 1	0.00
FICA-Employer	0.00	2,091.65	2,091.65	February 1, 8, 15, 22	Note 1	0.00
Tax Rate Adjustment	0.00	0.00	0.00			0.00
Unemployment	0.00	32.32	32.32	February 1, 8, 15, 22		0.00
Income	0.00	0.00				0.00
Other:	0.00	0.00				0.00
Total Federal Taxes	0.00	11,462.97	11,462.97			0.00
STATE AND LOCAL
Withholding	0.00	905.75	905.75	February 1, 8, 15, 22	Note 1	0.00
Sales	0.00	0.00	0.00			0.00
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	134.40	134.40	February 1, 8, 15, 22		0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total State and Local	0.00	1,040.15	1,040.15			0.00
Total taxes	0.00	12,503.12	12,503.12			0.00

Note 1 - All payroll taxes are impounded by the independent payroll service on or about the date of each payroll and remitted to the appropriate agencies

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	1-30	31-60	61-90	>90	Total
Accounts payable	-	-	-	-	71,657.88	71,657.88
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other: Vacation Accrual
Other: Post Petition Liabilities
Total Postpetition Debts						71,657.88

Explain how and when the Debtor intends to pay any past-due postpetition debts.

Debtor has adequate funds to pay post-petition obligations. However, payments to some vendors have been delayed pending resolution of disputed balance and adjudication of motions for allowance of administrative claims.

* "Insider" is defined in 11 U.S.C. Section 101 (31).

Form 941 (Rev. October 2000) Department of Treasury Internal Rev. Service	Employer's Quarterly Federal Tax Return See separate instructions for information on completing this return. Please type or print
	4141	12/31/2001
Enter state code for state in which deposits were made ONLY if different from state in CA address to the right (see page 2 of instructions).	ETOYS DISTRIBUTION LLC 12200 W. Olympic Blvd Los Angeles CA 90064	54-1959013	OMB No. 1545-0029 T FF FD FP I T
		1	1	1	1	1	1	1	1	1	1	2	3	3	3	3	3	3	3	3		4	4	4		5	5	5

If address is
different	IRS
from prior	Use
return, check
here		6		7		8	8	8	8	8	8		9	9	9	9	9		10	10	10	10	10	10	10	10	10	10

If you do not have to file returns in the future, check here            and enter date final wages paid

If you are a seasonal employer, see Seasonal employers on page 1 of the instructions and check here

1	Number of employees in the pay period that includes March 12th			1	0.00
2	Total wages and tips, plus other compensation					2	59276.90
3	Total income tax withheld from wages, tips, and sick pay					3	12270.89
4	Adjustment of withheld income tax for preceding quarters of calendar year					4	0.00
5	Adjusted total of income tax withheld (line 3 as adjusted by line 4—see instructions)					5	12270.89
6	Taxable social security wages		6a	$22353.80 x 12.4%(.124)=		6b	2771.87
	Taxable social security tips		6c	$0.00 x 12.4%(.124)=		6d	0.00
7	Taxable Medicare wages and tips		7a	$59276.90 x 2.9%(.029)=		7b	1719.03
8	Total social security and Medicare taxes (add lines 6a, 6b, and 7b). Check here if wages are not subject to social security and/or Medicare tax					8	4490.90
9	Adjustment of social security and Medicare taxes (see instructions for required explanation)
	Sick Pay	+/- Fractions of Cents		-0.02	Other	9	-0.02
10	Adjusted total of social security and Medicare taxes (line 8 as adjusted by line 9—see instructions)					10	4490.88
11	Total taxes (add lines 5 and 10)					11	16761.77
12	Advance earned income credit (EIC) payments made to employees.					12	0.00
13	Net taxes (subtract line 12 from line 11). If $1,000 or more, this should equal line 17, column (d) below (or line D of Schedule B (Form 941)					13	16761.77
14	Total deposits for quarter, including overpayment applied from a prior quarter					14	16761.77
15	Balance due (subtract line 14 from line 13). See instructions					15	0.00
16	Overpayment, if line 14 is more than line 13, enter excess here				0.00
	and check if to be:	Applied to next return	OR	Refunded.
	• All filers: If line 13 is less than $1,000, you need not complete line 17 or Schedule B.
	• Semiweekly depositors: Complete Schedule B (Form 941) and check here						X
	• Monthly depositors: Complete line 17, columns (a) through (d) and check here
17	Monthly Summary of Federal Tax Liability
(a) First month liability	(b) Second month liability	(c) Third month liability	(d) Total liability for quarter
Under penalties of perjury, I declare that I have examined this return, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.
Sign Here	Signature	/s/ E SLOUSTCHER	Print your Name & Title	Eilan Sloustcher ATTORNEY-IN-FACT	Date 01/31/02

For Paperwork Reduction Act Notice, see page 1 of separate instructions.					Form 941 (Rev. 10-2000)

SCHEDULE B (FORM 941) (Rev. January 1996)	Employer's Record of Federal Tax Liability See Circular E for more information about employment tax returns.	OMB No. 1545-0029
Department of Treasury	5151
Internal Rev Service	Attach to Form 941 or Form 941-SS.
Name as shown on Form 941 (Form 941-SS) ETOYS DISTRIBUTION LLC	Employer identification number 54-1959013	Date quarter ended 12/31/2001

You must complete this schedule if you are required to deposit on a semiweekly basis, or if your tax liability on any day is $100,000 or more. Show tax liability here, not deposits. (The IRS gets deposit data from FTD coupons.)

A. Daily Tax Liability—First Month of Quarter
1		8		15		22		29
2		9		16		23		30
3		10		17		24		31
4		11		18		25
5	2256.61	12	2505.91	19	2558.05	26	1850.53
6		13		20		27
7		14		21		28
A Total tax liability for first month of quarter								A	9171.10
B. Daily Tax Liability—Second Month of Quarter
		8		15		22		29
2	1912.36	9	1897.54	16	762.43	23	754.57	30	754.59
3		10		17		24		31
4		11		18		25
5		12		19		26
6		13		20		27
7		14		21		28
B Total tax liability for second month of quarter								B	6081.49
C. Daily Tax Liability—Third Month of Quarter
1		8		15		22		29
2		9		16		23		30
3		10		17		24		31
4		11		18		25
5		12		19		26
6		13		20		27
7	754.59	14	754.59	21		28
C Total tax liability for third month of quarter								C	1509.18
D Total for quarter (add lines A, B, and C). This should equal line 13 of Form 941								D	16761.77
For Paperwork Reduction Act Notice, see instructions.						Schedule B (Form 941)(Rev. 1-96)

EDD Serving the People of California	QUARTERLY CONTRIBUTION RETURN PLEASE TYPE THIS FORM — DO NOT ALTER PREPRINTED INFORMATION	Approved Extension To

You must FILE this return even though you had no payroll. If no payroll show "0" in item B, check no payment enclosed box on envelope. Please sign the declaration on line K.

QUARTER ENDED	12/31/2001	DUE	01/31/02	DELINQUENT IF NOT POSTMARKED OR RECEIVED BY	01/31/02	YR 2001	QTR 4

☐    CHECK THIS BLOCK if changes are reported on the Request For Change form-refer to third page.

Employer Account No.

454-5688-6

ETOYS DISTRIBUTION LLC
12200 W. Olympic Blvd	DO NOT ALTER THIS AREA

Los Angeles CA 90064	P1	P2	C	P	U	S	W	A

			Mo.	Day	Yr.	WIC

	EFFECTIVE		[ILLEGIBLE]
FEIN 54-1959013	DATE

A.	NUMBER OF EMPLOYEES earning wages during or receiving pay for the pay periods that include the 12th day of the calendar month (enter numerals only). Please complete all fields. Blank fields will be identified as missing data.	1st Month	6	2nd Month	3	3rd Month	1
B.	TOTAL SUBJECT WAGES PAID THIS QUARTER					(B)	59276	90
C.	UNEMPLOYMENT INSURANCE TAXABLE WAGES (UI) (Individual Employee Wages to $7,000.00 per calendar year)					(C)	0	00
D.	DISABILITY INSURANCE TAXABLE WAGES (DI) (Individual Employee Wages to $46,327.00 per calendar year)
	BREAKDOWN OF ITEM D		(D1 Voluntary Plan) 0.00	PLUS	(D2 State Plan) 13,307.61	=(D3)	13307	61
E.	EMPLOYER'S UI CONTRIBUTIONS		3.400	% Times C		(E)	0	00
E1.	EMPLOYMENT TRAINING TAX		0.100	% Times C		(E1)	0	00
F.	EMPLOYEE CONTRIBUTIONS (SDI)
	WITHHELD	0.900 % Times D2	(F1) SDI Employee Contribution 119.77	LESS	(F2) DI Previously Paid This Quarter 119.77	=(F3)	0	00
G.	CALIFORNIA PERSONAL INCOME TAX (PIT) WITHHELD		(G1) Total Employee PIT Withheld 3,433.50	LESS	(G2) PIT Previously Paid This Quarter 3,433.50	=(G3)	0	00
H.	ADJUSTMENT TO PRIOR QUARTERS - A DE 938, Quarterly Report Adjustment Form, must be attached					(H)	0	00
J.	SUBTOTAL (Add Items E, E1, F3, G3 and H)					(J)	0	00
K.	DI VOLUNTARY PLAN ASSESSMENT		0.000	% Times D1		(K)	0	00
L.	TAXES DUE THIS QUARTER (Add Items J & K)					(L)	0	00
Make check payable to EMPLOYMENT DEVELOPMENT DEPARTMENT INCLUDE EMPLOYER ACCOUNT NUMBER ON CHECK.	Bank No. DO NOT STAPLE CHECK TO RETURN	DEPT USE
FOURTH QUARTER

M.	CALIFORNIA PERSONAL INCOME TAX (PIT) WITHHELD - PIT WITHHELD PER FORMS W-2 AND/OR 1099-R	171,677.42

HELP US IMPROVE THE QUALITY OF OUR EMPLOYMENT TAX SERVICES. PLEASE RATE OUR CURRENT SERVICES BY ENTERING THE APPROPRIATE NUMBER IN THE BOX: 4 = EXCELLENT 3 = GOOD 2 = FAIR 1 = POOR		4

BE SURE TO SIGN THIS DECLARATION. I DECLARE that the information herein is true and correct to the best of my knowledge and belief.

Signature	/s/ E SLOUSTCHER	Title	PROBUSINESS/ATTORNEY-IN-FACT	Phone	925-737-3151	Date	01/31/02
(Owner, Accountant, Preparer, etc.)

☒ Check this block if individual employees' wages are reported on magnetic media instead of on wage detail forms.

SEE INSTRUCTIONS THE BACK OF THIS FORM

DE 3D Rev. 9 (1-97) State of California / Employment Development Department / P.O. Box 826847 / Sacramento, CA 94247-0001

Form 940 Department of the Treasury Internal Revenue Service (99)	Employer's Annual Federal Unemployment (FUTA) Tax Return For Paperwork Reduction Act Notice, see separate instructions.	OMB No. 1545-0028 2001

Name (as distinguished from trade name) Trade name, if any Address and ZIP code	ETOYS DISTRIBUTION LLC 12200 W. Olympic Blvd Los Angeles CA 90064	Calendar year 2001 Employer identification number 54-1959013	T FF FD FP I T

A	Are you required to pay unemployment contributions to only one state? (If no, skip questions B and C.)	☐	Yes	☒	No
B
	Did you pay all state unemployment contributions by ? (If you deposited your total FUTA tax when due, check "Yes" if you paid all state unemployment contributions by . (2) If a 0% experience rate is granted, check "Yes" (3) If "No" skip question C)	☒	Yes	☐	No
C	Were all wages that were taxable for FUTA tax also taxable for your state's unemployment tax?	☒	Yes	☐	No
If you answered "No" to any of these questions, you must file Form 940. If you answered "Yes" to all the questions, you may file Form 940-EZ, which is a simplified version of Form 940. (Successor employers see Special Tax credit for successor employers on page 3 of the instructions.) You can get Form 940-EZ by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at www.irs.gov.

	If you will not have to file returns in the future, check here (see Who Must File in separate instructions), and complete, and sign the return			☐
	If this is an Amended Return, check here			☐

Part I Computation of Taxable Wages
1	Total payments (including payments shown on lines 2 and 3) during the calendar year for services of employees			1	6,755,438.09
2	Exempt payments. (Explain all exempt payments, attaching additional sheets if necessary.)
	Fringe Benefits	2	15,280.25
3	Payments of more than $7,000 for services. Enter only amounts over the first $7,000 paid to each employee. (See separate instructions.) Do not include any exempt payments from line 2. The $7,000 amount is the Federal wage base. Your state wage base may be different. Do not use your state wage limitation	3	3,463,545.92
4	Add lines 2 and 3			4	3,478,826.17
5	Total taxable wages (subtract line 4 from line 1)			5	3,276,611.92

Be sure to complete both pages of this form, and sign in the space provided on the back.

For Privacy Act and Paperwork Reduction Act Notice, see separate instructions.        DETACH HERE        Cat. No. 112340        Form 940 (2001)

Form 940-V Department of the Treasury Internal Revenue Service	Form 940 Payment Voucher Use this voucher only when making a payment with your return.	OMB No. 1545-0028

Complete boxes 1, 2 and 3. Do not send cash, and do not staple your payment to this voucher. Make your check or money order payable to the "United States Treasury". Be sure to enter your employer identification number, "Form 940", and "2001" on your payment.

1 Enter your employer identification number.	2. Enter the amount of your payment	Dollars	Cents

3. Enter your business name (individual name for sole proprietors)

Enter your address

Enter your city, state, and ZIP code

Source Code = PNA

Form 940	Page 2

Part II        Tax Due or Refund

1 Gross FUTA tax. Multiply the wages in Part I, line 5, by .062			1	203,149.94
2 Maximum credit. Multiply the wages in Part I, line 5, by .054	2	176,937.04

3 Computation of tentative credit (Note: All taxpayers must complete the applicable columns.)

(a) Name of state	(b) State reporting number(s) as shown on employer's state contribution returns	Taxable payroll (as defined in state act)	(d) State experience rate period From To		(e) State ex- perience rate	(f) Contributions if rate had been 5.4% (col. (c) x . 054)	(g) Contributions payable at experience rate (col. (e) x col. (a))	(h) Additional credit (col. (f) minus col. (g) if 0 or less, enter -0-	(i) Contributions paid to state by 940 due date

CA	454-5688-6	1,924,088.06	01/01/2001	12/31/2001	3.400000	103,900.76	65,418.99	38,481.77	65,418.99

IA	305547 2	17,653.85	01/01/2001	12/31/2001	1.000000	953.31	176.54	776.77	176.54

ID	000200619 7	25,700.00	01/01/2001	12/31/2001	1.500000	1,387.80	385.50	1,002.30	385.50

NC	02-38-022	67,557.13	01/01/2001	12/31/2001	1.200000	3,648.09	810.69	2,837.40	810.69

VA	000616400 5	1,342,808.74	01/01/2001	12/31/2001	2.500000	72,511.67	33,570.22	38,941.45	33,570.22

3a	Totals							82,039.69	100,361.94

3b	Total Tentative credit (add line 3a, columns (h) and (i) only - for late payments also see the Instructions for Part II, line 6	3b	182,401.63

4
5
6	Credit: Enter the smaller of the amount in Part II, line 2, or line 3b; or the amount from the worksheet in the Part II, line 8 instructions	6	176,937.04

7	Total FUTA tax (subtract line 6 from line 1). If the result is over $100, also complete Part III	7	26,212.90

8	Total FUTA tax deposited for the year, including any overpayment applied from a prior year	8	26,220.65

9	Balance due (subtract line 8 from line 7). Pay to the "United States Treasury". If you owe more than $100, see Depositing FUTA Tax on page 3 of the separate instructions	9

10	Overpayment (subtract line 7 from line 8). Check if it is to be: ☐ Applied to next return, or ☒ Refunded	10	7.75

Part III	Record of Quarterly Federal Unemployment Tax Liability (Do not include state liability.) Complete only if line 7 is over $100. See page 6 of the separate instructions

Quarter	First (Jan. 1 - Mar. 31)	Second (Apr. 1 - June 30)	Third (July 1 - Sept. 30)	Fourth (Oct. 1 - Dec. 31	Total for year

Liability for quarter	25,372.14	848.51	0.00	-7.75	26,212.90

Third	Do you want to allow another person to discuss this return with the IRS (See instructions page 4)? ☐ Yes. Complete the following. ☒ No
Party
Designee	Designee's name	Phone no. ( )	Personal Identification number (PIN)

Under penalties of perjury, I declare that I have examined this return, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete, and that no part of any payment made to a state unemployment fund claimed as a credit was or is to be deducted from the payments to employees.

Signature	/s/ E SLOUSTCHER	Title (Owner, etc.)	ProBusiness/Attorney-in-Fact	Date	03/04/02

Source Code = PNA				Form 940 (2001)

Form 945 Department of the Treasury Internal Revenue Service	Annual Return of Withheld Federal Income Tax

For withholding reported on Forms 1099 and W-2G.
See separate instructions. For more information on income tax withholding, see Circular E and Pub. 15-A
Please type or print.	OMB No. 1545-1430 2001

Enter state code for state in which deposits were made only if different from state in address to the right (see page 3 of instructions).	Name (as distinguished from trade name) ETOYS DISTRIBUTION LLC Trade name, if any Address (number and street) 12200 W. Olympic Blvd	Employer identification number 54-1959013 City, state, and ZIP code Los Angeles CA 90064	IRS USE ONLY Y FF FD FP I T
		1	1	1	1	1	1	1	1	1	1		2	3	3	3	3	3	3	3	3		4	4	4		5	5	5

If address is
different	IRS
from prior	Use
return, check	☐
here		6		7		8	8	8	8	8	8	8	8	9	9	9	9			10	10	10	10	10	10	10	10	10	10

        If you do not have to file returns in the future, check here        ☐        and enter date final payments paid

1	Federal income tax withheld from pensions, annuities, IRA's, gambling winnings, etc.	1	0.00

2	Backup withholding	2	0.00

3	Adjustment to correct administrative errors (see instructions)	3

4	Total taxes. If $2,500 or more, this must equal line 8M below or line M of Form 945-A	4	0.00

5	Total deposits for 2001 from your records, including overpayment applied from a prior year	5	0.00

6	Balance due (subtract line 5 from line 4). see instructions	6	0.00

7	Overpayment. if line 4 is less than line 5, enter overpayment here $ 0.00 and check if to be:

☐      Applied to next return            OR            ☐            Refunded

All filers: If line 4 is less than $2,500, you need not complete line B or Form 945-A.
Semiweekly schedule depositors: Complete Form 945-A and check here	☒
Monthly schedule depositors: Complete line 8, entries A through M and check here	☐

8 Monthly Summary of Federal Tax Liability. Do not complete if you are a semiweekly schedule depositor.

		Tax liability for month			Tax liability for month			Tax liability for month
A	January		F	June		K	November
B	February		G	July		L	December
C	March		H	August		M	Total liability for
D	April		I	September			year (add entries A
E	May		J	October			through L)	0.00

Do you want to allow another person to discuss this return with the IRS (see separate instructions)? ☐ Yes. Complete the following. ☒ No
Third Party Designee	Person's Name	Phone no.	Personal identification number (PIN)

Under penalties of perjury, I declare that I have examined this return, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.
Sign Here	Signature /s/ E SLOUSTCHER	Print Your Name and Title	PROBUSINESS PROBUSINESS/ATTORNEY IN FACT	Date 03/04/02

For Privacy Act and Paperwork Reduction Act Notice, see separate instructions.				Cat. No. 145848 Form 945 (2001)

PNA

FORM VA-6	FOR CHANGE OF ADDRESS OR OUT OF BUSINESS,
EMPLOYER'S ANNUAL OR FINAL SUMMARY OF	USE FORM R-3, REGISTRATION CHANGE REQUEST FORM
VIRGINIA INCOME TAX WITHHELD
VIRGINIA DEPARTMENT OF TAXATION	VA INCOME TAX PAID
P.O. BOX 27264 RICHMOND, VA 23261-7264
FOR INFORMATION CALL: (804) 367 - 8037	1. JAN	23,200.17	7. JULY	2,782.11
	2. FEB	19,965.13	8. AUG	409.78
	3. MAR 1st Qtr	30,213.71	9. SEPT 3rd Qtr	0.00
0018954389 3006603 001007	4. APR	7,604.86	10. OCT	0.00
	5. MAY	5,495.44	11. NOV	0.00
	6. JUNE 2nd Qtr	5,968.24	12. DEC 4th Qtr	0.00

CALENDAR YEAR 2001	DUE DATE 02/28/02	ACCOUNT NUMBER 001895438 9	FEIN NUMBER 54-1959013	13.	TOTAL PAYMENTS (LINES 1 THRU 12)	95,639.44

ETOYS DISTRIBUTION LLC			A COPY OF EACH W-2 AND/OR 1099 STATEMENT	14.	TOTAL VA TAX WITHHELD ON W-2 AND/OR 1099 STATEMENTS, OR 1099A	95,610.68
			(STATE COPY)
			FOR WHICH VIRGINIA WITHHOLDING WAS REQUIRED	15.	ADDITIONAL PAYMENT	-28.76
12200 W. Olympic Blvd			MUST BE
			FILED WITH THIS REPORT	18.	ENTER THE TOTAL NUMBER OF W-2 AND/OR 1099 STATEMENTS (STATE COPY) SENT WITH THIS REPORT	235

Los Angeles		CA 90064		NOTE: IF LINE 13 IS GREATER THAN LINE 14 WRITE EXPLANATION ON BACK OF FORM VA-6
I declare that this return (including any accompanying schedules and statements) has been examined by me to the best of my knowledge and belief is a true, correct and complete return.
	/s/ E SLOUSTCHER	03/04/02	925-737-3151

SIGNATURE		DATE	TELEPHONE NUMBER

In re:	eToys Distribution LLC	Case No. 01-00707 (MFW)
	Debtor	02/01/02-02/28/02

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$115,110.22
(+) Amounts billed during the period
(-) Amounts collected during the period (Note 1)
(-) Other adjustments (Note 1)
Total Accounts Receivable at the end of the reporting period	$115,110.22
Accounts Receivable Aging	Amount
0-30 days old	$—
31-60 days old
61-90 days old	$60,475.18
91 + days old	$54,635.04
Total Accounts Receivable	$115,110.22
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	$115,110.22

DEBTOR QUESTIONNAIRE

Must be completed each month		YES	NO
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
Note 1 -Accounts receivable were adjusted downward by $243,850 during the prior reporting period to reflect changes in managements views of the collectibility of such receivables. There can be no assurance that the remaining amounts will be collected.

In re:	eToys Distribution LLC	Case No. 01-00707 (MFW)

eToys Distribution LLC
Accounts Payable Aging Report
As of February 28, 2002

	Current	1 - 30	31 - 60	61 - 90	> 90		TOTAL
HOMESTEAD MATERIALS HANDLING	0.00	0.00	0.00	0.00	3,018.89	(1)	3,018.89
LEASING TECHNOLOGIES INT'L, INC.	0.00	0.00	0.00	0.00	39,190.00	(1)	39,190.00
RAYMOND LEASING CORPORATION	0.00	0.00	0.00	0.00	27,958.79	(1)	27,958.79
XEROX CORPORATION	0.00	0.00	0.00	0.00	1,490.20	(1)	1,490.20

TOTAL	0.00	0.00	0.00	0.00	71,657.88		71,657.88

Notes:

(1)
Lease - In the > 90 day column, $71,657.88 represents post-petition lease payments which are the subject of ongoing negotiations and motions for allowance of administrative claims.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: eKids, Inc.	Case No. 01-00708 (MFW) Reporting Period: 02/01/02-02/28/02

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

        Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Not Applicable
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	Not Applicable
Copies of bank statements		Not Applicable
Cash disbursements journals		Not Applicable
Statement of Operations	MOR-2	Not Applicable
Balance Sheet	MOR-3	Not Applicable
Status of Postpetition Taxes	MOR-4	Not Applicable
Copies of IRS Form 6123 or payment receipt		Not Applicable
Copies of tax returns filed during reporting period		Not Applicable
Summary of Unpaid Postpetition Debts	MOR-4	Not Applicable
Listing of aged accounts payable		Not Applicable
Accounts Receivable Reconciliation and Aging	MOR-5	Not Applicable
Debtor Questionnaire	MOR-5	Not Applicable

        I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD Signature of Authorized Individual	3/19/02 Date
/s/ BARRY GOLD Printed Name of Authorized Individual	CEO Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 02/01/02-02/28/02

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

				Total
CASH BEGINNING OF MONTH	NOT APPLICABLE			0.00

CASH SALES				0.00
ACCOUNTS RECEIVABLE				0.00
LOANS AND ADVANCES				0.00
SALE OF ASSETS				0.00
DUE FROM LLC				0.00
OTHER (attach list)				0.00
TRANSFERS - SWEEP ACCOUNT				0.00
TRANSFERS - UK				0.00
TRANSFERS FROM PRE-PETITION				0.00
TRANSFERS FROM eTOYS INC DIP				0.00
INTEREST				0.00
TOTAL RECEIPTS				0.00
DISBURSEMENTS
NET PAYROLL				0.00
PAYROLL TAXES				0.00
SALES,USE,& OTHER TAXES				0.00
INVENTORY PURCHASES				0.00
SECURED/RENT/LEASES				0.00
INSURANCE				0.00
ADMINISTRATIVE				0.00
SELLING				0.00
OTHER (attach list)				0.00
PRE-PETITION EXPENSES				0.00
OWNER DRAW				0.00
TRANSFERS				0.00
Transfer to eToys Inc. DIP				0.00
Transfer to PR				0.00
Transfer to CD				0.00
Due to LLC				0.00
Transfer to Pre-petition				0.00
PROFESSIONAL FEES				0.00
U.S. TRUSTEE QUARTERLY FEES				0.00
COURT COSTS				0.00
TOTAL DISBURSEMENTS				0.00
NET CASH FLOW	0.00	0.00	0.00	0.00
CASH END OF MONTH		0.00	0.00	0.00

            THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		0.00
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		0.00

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 02/01/02-02/28/02

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

NOT APPLICABLE
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (attach list)
(-) OUTSTANDING CHECKS (attach list)
OTHER (attach list)
ADJUSTED BANK BALANCE

*  Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
	None		None

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount

Total Outstanding Checks		$-

OTHER

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 02/01/02-02/28/02
MOR-2 STATEMENT OF OPERATIONS
(Income Statement)	NOT APPLICABLE

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

	MONTH	FILING TO DATE
REVENUES
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSE
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation [as defined in 11 U.S.C. Section 101(31)]
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes-payroll
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expense Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) before Reorganization Items

Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see cont. sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 02/01/02-02/28/02

MOR-2 continued
STATEMENT OF OPERATIONS

NOT APPLICABLE

BREAKDOWN OF OTHER CATEGORY	MONTH	FILING TO DATE

OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

Reorganization Items-interest Earned on Accumulated Cash From Chapter 11
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned bur for the Bankruptcy proceeding, should be reported as a reorganization item.

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 02/01/02-02/28/02
MOR-3 BALANCE SHEET	NOT APPLICABLE

ASSETS	MONTH	MONTH
NOT APPLICABLE
Cash (Unrestricted)
Cash (restricted)
Accounts Receivable (net)
Inventory
Notes Receivable
Prepaid Expenses
Other (Attach List)
Total Current Assets

Real Property & Improvements
Machinery & Equipment
Furniture, Fixtures & Office Equipment
Vehicles
Leasehold Improvements
Less: Accumulated Deprec/Depletion
Total Property, Plant & Equipment
Liabilities not subject to compromise (Postpetition Liabilities)
Accounts payable
Taxes Payable
Notes payable
Professional Fees
Secured Debt
Due to Affiliates & Insiders
Other (Attach List)
Total postpetition Liabilities
Liabilities subject to compromise (Postpetition Liabilities)
Secured Debt-Per Plan
Priority Debt-Per Plan
Unsecured Debt-Per Plan
Other (Attach List)-Per Plan
Total Prepetition Liabilities
Total Liabilities
Equity
Common Stock
Retained Earnings (Deficit)
Total Equity (Deficit)
Total Liabilities & Owner's Equity

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 02/01/02-02/28/02
MOR-3 continued BALANCE SHEET	NOT APPLICABLE

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets
NOT APPLICABLE

Other Assets

Liabilities and Downer Equity	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Adjustments to Owner Equity

Postpetitions Contributions Distributions (Draws)

Restricted cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

eKids, Inc., debtor herein, is a holding company formed to hold certain intellectual property assets. As reflected on the Schedules of Assets and Liabilities filed with the Bankruptcy Court, Debtor has no checking accounts, no accounts receivable and the intellectual property assets which were to be held by Debtor were never transferred to Debtor nor recorded on its books and records. The Debtor is a non-operating entity, and therefore, all documents required by the Office of the United States Trustee for its Monthly Operating Report are not applicable and have been marked accordingly.

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 02/01/02-02/28/02

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount withheld or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	NOT APPLICABLE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	1-30	31-60	61-90	over 90	Total
Accounts payable	NOT APPLICABLE
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Pymnts
Professional Fees
Amounts Due to Insiders*
Other: Deposit Liabilities
Other:
Other: Vacation Accrual
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* "Insider" is defined in 11 U.S.C. Section 101 (31).

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
Reporting Period: 02/01/02 - 02/28/02

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(NOT APPLICABLE)

Accounts Receivable Reconciliation	Prior Periods	Current Period	Cumulative
Total Accounts Receivable at the beginning of the reporting period
(+) Amounts billed during the period
(-) Amounts collected during the period
Total Accounts Receivable at the end of the reporting period
Accounts Receivable Aging
0-30 days old
31-60 days old
61-90 days old
91 + days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)

        DEBTOR QUESTIONNAIRE (Not Applicable)

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: PMJ Corporation	Case No. 01-00709 (MFW)
Reporting Period: 02/01/02-02/28/02

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

        Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Not Applicable
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	Not Applicable
Copies of bank statements		Not Applicable
Cash disbursements journals		Not Applicable
Statement of Operations	MOR-2	Not Applicable
Balance Sheet	MOR-3	Not Applicable
Status of Postpetition Taxes	MOR-4	Not Applicable
Copies of IRS Form 6123 or payment receipt		Not Applicable
Copies of tax returns filed during reporting period		Not Applicable
Summary of Unpaid Postpetition Debts	MOR-4	Not Applicable
Listing of aged accounts payable		Not Applicable
Accounts Receivable Reconciliation and Aging	MOR-5	Not Applicable
Debtor Questionnaire	MOR-5	Not Applicable

        I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD Signature of Authorized Individual	3/19/02 Date
Barry Gold Printed Name of Authorized Individual	CEO Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 02/01/02-02/28/02

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

NOT APPLICABLE
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (attach list)
(-) OUTSTANDING CHECKS (attach list)
OTHER (attach list)
ADJUSTED BANK BALANCE

* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Amount	Date

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount

Total Outstanding Checks		$-

OTHER

In re:	PMJ Corporation	Case No. 01-0709 (MFW)
	Debtor	Reporting Period 02/01/02-02/28/02

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

				Total

CASH BEGINNING OF MONTH	NOT APPLICABLE			0.00
CASH SALES				0.00
ACCOUNTS RECEIVABLE				0.00
LOANS AND ADVANCES				0.00
SALE OF ASSETS				0.00
DUE FROM LLC				0.00
OTHER (attach list)				0.00
TRANSFERS - SWEEP ACCOUNT				0.00
TRANSFERS - UK				0.00
TRANSFERS FROM PRE-PETITION				0.00
TRANSFERS FROM eTOYS INC DIP				0.00
INTEREST				0.00
TOTAL RECEIPTS				0.00

DISBURSEMENTS
NET PAYROLL				0.00
PAYROLL TAXES				0.00
SALES,USE,& OTHER TAXES				0.00
INVENTORY PURCHASES				0.00
SECURED/RENT/LEASES				0.00
INSURANCE				0.00
ADMINISTRATIVE				0.00
SELLING				0.00
OTHER (attach list)				0.00
PRE-PETITION EXPENSES				0.00
OWNER DRAW				0.00
TRANSFERS				0.00
Transfer to eToys Inc. DIP				0.00
Transfer to PR				0.00
Transfer to CD				0.00
Due to LLC				0.00
Transfer to Pre-petition				0.00
PROFESSIONAL FEES				0.00
U.S. TRUSTEE QUARTERLY FEES				0.00
COURT COSTS				0.00
TOTAL DISBURSEMENTS				0.00
NET CASH FLOW	0.00	0.00	0.00	0.00
CASH END OF MONTH		0.00	0.00	0.00

THE FOLLOWING SECTION MUST BE COMPLETED
TOTAL DISBURSEMENTS		0.00
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		0.00

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 02/01/02-02/28/02
MOR-2 STATEMENT OF OPERATIONS (Income Statement)	NOT APPLICABLE

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

REVENUES	MONTH	FILING TO DATE
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSE
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation [as defined in 11 U.S.C. Section 101(31)]
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes-payroll
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expense Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) before Reorganization Items

Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see cont. sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 02/01/02-02/28/02

MOR-2 continued
STATEMENT OF OPERATIONS

NOT APPLICABLE

BREAKDOWN OF OTHER CATEGORY	MONTH	FILING TO DATE

OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

Reorganization Items-Interest Earned on Accumulated Cash From Chapter 11
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the Bankruptcy proceeding, should be reported as a reorganization item.

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 02/01/02-02/28/02
MOR-3
BALANCE SHEET	NOT APPLICABLE
ASSETS	MONTH	MONTH
NOT APPLICABLE
Cash (Unrestricted)
Cash (Restricted)
Accounts Receivable (net)
Inventory
Notes Receivable
Prepaid Expenses
Other (Attach List)
Total Current Assets

Real Property & Improvements
Machinery & Equipment
Furniture, Fixtures & Office Equipment
Vehicles
Leasehold Improvements
Less: Accumulated Deprec/Depletion
Total Property, Plant & Equipment
Liabilities not subject to compromise (Postpetition Liabilities)
Accounts payable
Taxes Payable
Notes payable
Professional Fees
Secured Debt
Due to Affiliates & Insiders
Other (Attach List)
Total postpetition Liabilities
Liabilities subject to compromise (Postpetition Liabilities)
Secured Debt-Per Plan
Priority Debt-Per Plan
Unsecured Debt-Per Plan
Other (Attach List)-Per Plan
Total Prepetition Liabilities
Total Liabilities
Equity
Common Stock
Retained Earnings (Deficit)
Total Equity (Deficit)
Total Liabilities & Owner's Equity

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 02/01/02-02/28/02

MOR-3 continued
BALANCE SHEET

NOT APPLICABLE

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets
NOT APPLICABLE

Other Assets

Liabilities and Downer Equity	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Adjustments to Owner Equity

Postpetitions Contributions Distributions (Draws)

Restricted cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

PMJ Corporation, debtor herein, is a holding company formed to hold certain intellectual property assets. As reflected on the Schedules of Assets and Liabilities filed with the Bankruptcy Court, Debtor has no checking accounts, no accounts receivable and the intellectual property assets which were to be held by Debtor were never transferred to Debtor nor recorded on its books and records. The Debtor is a non-operating entity, and therefore, all documents required by the Office of the United States Trustee for its Monthly Operating Report are not applicable and have been marked accordingly.

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 02/01/02-02/28/02

MOR-4
STATUS OF POSTPETITION TAXES

        The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount with held or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	NOT APPLICABLE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	1-30	31-60	61-90	over 90	Total
Accounts payable	NOT APPLICABLE
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Pymnts
Professional Fees
Amounts Due to Insiders*
Other: Deposit Liabilities
Other:
Other: Vacation Accrual
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*
"Insider" is defined in 11 U.S.C. Section 101 (31).

In re: PMJ Corporation	Case No. 01-00709 (MFW) Reporting Period: 02/01/02 - 02/28/02

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(NOT APPLICABLE)

Accounts Receivable Reconciliation	Prior Periods	Current Period	Cumulative
Total Accounts Receivable at the beginning of the reporting period
(+) Amounts billed during the period
(-) Amounts collected during the period
Total Accounts Receivable at the end of the reporting period
Accounts Receivable Aging
0-30 days old
31-60 days old
61-90 days old
91 + days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)

DEBTOR QUESTIONNAIRE (Not Applicable)

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

QuickLinks

Balance Sheet (MOR-3) As of February 28, 2002 UNAUDITED